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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

                                 Amendment No. 1


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) MARCH 1, 2000

                                GEOGRAPHICS, INC.
             (Exact name of registrant as specified in its charter)

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      WISCONSIN                   0-26756                      87-0305614
(State of incorporation)   (Commission File Number)   (IRS Employer Identification No.)
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            1555 ODELL ROAD, P. O. BOX 1750, BLAINE, WASHINGTON 98231
                    (Address of principal executive offices)

                                 (360) 332-6711
              (Registrant's telephone number, including area code)

                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)

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ITEM 4.           CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         The purpose of this report on Form 8-K/A is to amend the Current Report on Form 8-K filed by Geographics, Inc. (the "Company") on March 8, 2000 in order to file with the Securities and Exchange Commission a letter from Moss Adams LLP written in response to the statements the Company made in Item 4 of the original
Current Report on Form 8-K.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         16.1     Letter Regarding Change in Certifying Accountant.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           GEOGRAPHICS, INC.


March 23, 2000             By: /s/ James L. Dorman
                              --------------------
                                   James L. Dorman
                                   President and Chief Executive Officer



                                  EXHIBIT INDEX

EXHIBIT           DESCRIPTION

16.1 Letter dated March 22, 2000 from Moss Adams LLP, the Company's former independent accountants, to the Securities and Exchange
                  Commission.